IDS
Utilities
Income Fund
1998 semiannual report

(icon of)magnifying glass

The primary goal of IDS Utilities
Income Fund, Inc. is a high level
of current income. Secondary
goals are growth of income and
capital. The Fund invests primarily
in securities of public utility companies.

Distributed by American Express Financial Advisors Inc.


American Express Financial Advisors

Dependable
Dividends


Making money in the stock market isn't limited to trying to find stockswith rising prices. Many investorsprefer to focus on the steady income stream provided by securities that pay substantial dividends. And perhaps no segment of the market has a more consistent record of paying dividends than the utilities industry -- the companies that provide basics such as electricity, water and telephone service.





Contents
From the Chairman                         3
From the Portfolio Manager                3
Fund Facts                                5
The 10 Largest Holdings                   6
Financial Statements                      7
Notes to Financial Statements            10
Investments in Securities                19

From the Chairman

If you're an experienced investor, you know that the past several months was a highly volatile period in many financial markets. But history tells us that substantial market moves are nothing new. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

The potential for such volatility reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.




William R. Pearce
(picture of) William R. Pearce
William R. Pearce
Chairman of the board

From the Portfolio Manager

IDS Utilities Income Fund provided relatively consistent performance in what turned out to be a highly volatile six months for the stock market. In the process, the Fund's Class A shares also generated a total return of 13.67% for the July through December 1998 period, the first half of the fiscal year. (A portion of the Fund's return came in the form of a capital gain, which was paid to shareholders last December and reduced the Fund's net asset value by a like amount at that time.)

At the outset of the period, it appeared that the U.S. stock market might be gearing up for another spectacular surge, as it spurted to an all-time high by mid-July. But just as quickly, the environment changed. The catalyst was a new outbreak of the so-called "Asian flu," the economic malady that first struck Southeast Asia in 1997. This time it surfaced in Russia and, soon after, Latin America, and re-ignited fear that American companies' profits would suffer as a result of reduced business overseas. Investors responded with heavy stock-selling that, by the time things quieted down in the fall, would drive the broad market down by nearly 20%. But, supported in large part by three interest-rate reductions by the Federal Reserve, stocks soon got back on their feet and, with another display of the remarkable resilience they've shown in recent years, staged a spectacular rally through the end of 1998. So strong was the rebound that it more than made up for the late-summer decline.


Phones set the pace

For their part, utilities stocks experienced a less-volatile ride, as their "defensive" nature allowed them to hold up better than the market as a whole during the downturn. For the period overall, telephone stocks were the clear winners, led by big gains by major players such as AT&T and WorldCom. Well behind phones' performance, though still making a solid contribution, were electric companies, which were followed by natural gas providers, easily the weakest of the three groups.

As for the portfolio mix, I kept the great majority of assets (about 70%-75%) in phone and electric securities, with roughly equal amounts in each. Almost all the rest went into natural gas issues and cash reserves. On a geographic basis, foreign investments, primarily in European phone companies, were reduced from about 11% of assets in the summer to 4% at the end of the year, as I believed the U.S. market offered better opportunity for gain. As the period progressed, I also reduced the natural gas exposure and put the proceeds into the phone group.

Looking toward the second half of the fiscal year, I think the environment remains positive for utilities stocks. The telephone sector appears especially interesting, thanks to a merger/acquisition trend in the overall telecommunications industry stemming from companies' desires to expand their global market penetration. As for electric and natural gas stocks, I think both groups continue to offer good investment value, which could set the stage for an upturn in prices.




Bernhard Fleming
(picture of) Bernhard Fleming
Bernhard Fleming
Portfolio manager

  Fund Facts

 Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 1998                                            $ 9.48
June 30, 1998                                            $ 8.98
Increase                                                 $ 0.50

Distributions -- July 1, 1998 - Dec. 31, 1998
From income                                              $ 0.27
From capital gains                                       $ 0.43
Total distributions                                      $ 0.70

Total return*                                            +13.67%**


 Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 1998                                            $ 9.48
June 30, 1998                                            $ 8.98
Increase                                                 $ 0.50

Distributions -- July 1, 1998 - Dec. 31, 1998
From income                                              $ 0.24
From capital gains                                       $ 0.43
Total distributions                                      $ 0.67

Total return*                                            +13.27%**


 Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 1998                                            $ 9.48
June 30, 1998                                            $ 8.98
Increase                                                 $ 0.50

Distributions -- July 1, 1998 - Dec. 31, 1998
From income                                              $ 0.27
From capital gains                                       $ 0.43
Total distributions                                      $ 0.70

Total return*                                            +13.71%**

*The prospectus discusses the effect of sales charges, if any, on the various classes.

**The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
distributions reinvested.

  The 10 Largest Holdings


                                      Percent                   Value
                                  (of net assets)       (as of Dec. 31, 1998)

 MCI WorldCom                            4.79%              $71,749,999
 Ameritech                               4.02                60,206,250
 U S WEST Communications Group           3.88                58,162,500
 BellSouth                               3.66                54,862,500
 AT&T                                    3.52                52,675,000
 SBC Communications                      3.22                48,262,500
 Century Telephone Enterprises           3.16                47,250,000
 CMS Energy                              2.26                33,906,250
 AirTouch Communications                 2.17                32,456,250
 Enron                                   1.91                28,531,250


For further detail about these holdings, please refer to the section entitled "Investments in Securities" herein.

(icon of) pie chart


The 10 holdings listed here make up 32.59% of net assets



Financial Statements

Statement of assets and liabilities
IDS Utilities Income Fund, Inc.

Dec. 31, 1998 (Unaudited)

 Assets
Investments in securities, at value (Note 1)
   (identified cost $1,140,638,568)                                           $1,492,118,005
Cash in bank on demand deposit                                                     2,488,375
Dividends and accrued interest receivable                                          3,765,726
Receivable for investment securities sold                                            328,114
                                                                                     -------

Total assets                                                                   1,498,700,220
                                                                               -------------


 Liabilities
Dividends payable to shareholders                                                    632,484
Payable upon return of securities loaned (Note 4)                                    711,900
Accrued investment management services fee                                            20,578
Accrued distribution fee                                                               6,443
Accrued service fee                                                                    9,953
Accrued transfer agency fee                                                            3,732
Accrued administrative services fee                                                    1,427
Other accrued expenses                                                                67,727
                                                                                      ------

Total liabilities                                                                  1,454,244
                                                                                   ---------
Net assets applicable to outstanding capital stock                            $1,497,245,976
                                                                              ==============



 Represented by
Capital stock -- $.01 par value (Note 1)                                      $    1,579,572
Additional paid-in capital                                                     1,128,098,882
Undistributed net investment income                                                    2,183
Accumulated net realized gain (loss)                                              16,093,240
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                               351,472,099
                                                                                 -----------

Total -- representing net assets applicable to outstanding capital stock      $1,497,245,976
                                                                              ==============

Net assets applicable to outstanding shares:    Class A                       $1,180,058,954
                                                Class B                       $  316,796,433
                                                Class Y                       $      390,589
Net asset value per share of outstanding capital stock:
                                                Class A shares 124,490,184    $         9.48
                                                Class B shares  33,425,784    $         9.48
                                                Class Y shares      41,222    $         9.48

See accompanying notes to financial statements.




Statement of operations
IDS Utilities Income Fund, Inc.

Six months ended Dec. 31, 1998 (Unaudited)

 Investment income
Income:
Dividends                                                                  $ 16,951,932
Interest                                                                      3,276,026
   Less foreign taxes withheld                                                  (35,250)
                                                                                -------
Total income                                                                 20,192,708
                                                                             ----------
Expenses (Note 2):
Investment management services fee                                            3,226,298
Distribution fee -- Class B                                                     898,019
Transfer agency fee                                                             613,517
Incremental transfer agency fee-- Class B                                         9,847
Service fee
   Class A                                                                      893,057
   Class B                                                                      209,115
   Class Y                                                                           57
Administrative services fees and expenses                                       233,769
Compensation of board members                                                     5,733
Custodian fees                                                                   56,771
Postage                                                                          59,796
Registration fees                                                                34,250
Reports to shareholders                                                          38,116
Audit fees                                                                       12,750
Other                                                                             5,977
                                                                                  -----
Total expenses                                                                6,297,072
   Earnings credits on cash balances (Note 2)                                   (28,069)
                                                                                -------
Total net expenses                                                            6,269,003
                                                                              ---------
Investment income (loss) -- net                                              13,923,705
                                                                             ----------

 Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions                                                     29,752,357
   Foreign currency transactions                                                 (2,243)
                                                                                 ------
Net realized gain (loss) on investments                                      29,750,114
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       131,455,982
                                                                            -----------

Net gain (loss) on investments and foreign currencies                       161,206,096
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $175,129,801
                                                                           ============


See accompanying notes to financial statements.




Statements of changes in net assets
IDS Utilities Income Fund, Inc.

                                                                         Dec. 31, 1998     June 30, 1998
                                                                      Six months ended        Year ended
                                                                            (Unaudited)

 Operations and distributions
Investment income (loss)-- net                                        $     13,923,705        26,495,897
Net realized gain (loss) on investments                                     29,750,114       120,504,923
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      131,455,982        93,538,469
                                                                           -----------        ----------
Net  increase  (decrease)  in net assets  resulting  from  operations      175,129,801       240,539,289
                                                                           -----------       -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                              (12,042,512)      (23,512,270)
      Class B                                                               (1,877,891)       (2,690,811)
      Class Y                                                                   (1,117)           (2,108)
   Net realized gain
      Class A                                                              (68,741,354)      (91,228,835)
      Class B                                                              (18,236,859)      (13,882,130)
      Class Y                                                                  (22,739)           (3,554)
                                                                               -------            ------
Total distributions                                                       (100,922,472)     (131,319,708)
                                                                          ------------      ------------

 Capital share transactions (Note 5)
Proceeds from sales
   Class A shares (Note 2)                                                 142,295,049       159,688,007
   Class B shares                                                          100,421,474        98,078,706
   Class Y shares                                                              323,973                --
Reinvestment of distributions at net asset value
   Class A shares                                                           74,919,993       106,764,256
   Class B shares                                                           19,673,053        16,012,247
   Class Y shares                                                               23,695             4,647
Payments for redemptions
   Class A shares                                                          (69,323,808)     (128,470,542)
   Class B shares (Note 2)                                                 (19,303,217)      (21,041,055)
   Class Y shares                                                                 (354)         (247,100)
                                                                                  ----          --------
Increase (decrease) in net assets from capital share transactions          249,029,858       230,789,166
                                                                           -----------       -----------
Total increase (decrease) in net assets                                    323,237,187       340,008,747
Net assets at beginning of period                                        1,174,008,789       834,000,042
                                                                         -------------       -----------
Net assets at end of period                                             $1,497,245,976    $1,174,008,789
                                                                        ==============    ==============
Undistributed (excess of distributions over) net investment income      $        2,183    $           (2)
                                                                        --------------    --------------


See accompanying notes to financial statements.



Notes to Financial Statements

IDS Utilities Income Fund, Inc.
(Unaudited as to Dec. 31, 1998)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of public utilities companies.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund entered into agreements  with American  Express  Financial  Corporation
(AEFC) for managing its portfolio and providing administrative services. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually.

Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

The Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $2,402,550 for Class A and $81,229 for Class B for the six months ended Dec. 31, 1998. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended Dec. 31, 1998, the Fund's custodian and transfer agency fees were reduced by $28,069 as a result of earnings credits from overnight cash balances.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $542,067,359 and $380,059,553, respectively, for the six months ended Dec. 31, 1998. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $3,276 for the six months ended Dec. 31, 1998.


4. LENDING OF PORTFOLIO SECURITIES

As of Dec. 31, 1998, securities valued at $676,588 were on loan to brokers. For collateral, the Fund received $711,900 in cash. Income from securities lending amounted to $87,897 for the six months ended Dec. 31, 1998. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                            Six months ended Dec. 31, 1998
                                         Class A         Class B     Class Y

Sold                                   15,654,146      11,016,562      34,622
Issued for reinvested distributions     8,155,857       2,139,746       2,575
Redeemed                               (7,653,882)     (2,137,827)        (37)

Net increase (decrease)                16,156,121      11,018,481      37,160



                                              Year ended June 30, 1998
                                          Class A         Class B     Class Y

Sold                                   18,523,901      11,322,130          --
Issued for reinvested distributions    12,750,754       1,914,883         556
Redeemed                              (14,979,351)     (2,448,225)    (30,749)

Net increase (decrease)                16,295,304      10,788,788     (30,193)



6. BANK BORROWINGS

The Fund entered into a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other IDS Funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Dec. 31, 1998.



7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended June 30,

 Per share income and capital changes(a)

                                                                     Class A

                                                     1998(b)   1998      1997       1996       1995

Net asset value, beginning of period                $8.98     $8.04     $7.24      $6.26      $6.23

Income from investment operations:

Net investment income (loss)                          .11       .24       .25        .30        .29

Net gains (losses) (both realized and unrealized)    1.09      1.93      1.01        .96        .21

Total from investment operations                     1.20      2.17      1.26       1.26        .50

Less distributions:

Dividends from net investment income                 (.11)     (.23)     (.24)      (.28)      (.31)

Distributions from realized gains                    (.59)    (1.00)     (.22)        --       (.16)

Total distributions                                  (.70)    (1.23)     (.46)      (.28)      (.47)

Net asset value, end of period                      $9.48     $8.98     $8.04      $7.24      $6.26

 Ratios/supplemental data

                                                                          Class A

                                                     1998b     1998      1997       1996       1995

Net assets, end of period (in millions)            $1,180      $973      $740       $677       $601

Ratio of expenses to average daily net assets(d)      .85%c     .86%      .89%       .90%       .89%

Ratio of net investment income

(loss) to average daily net assets                   2.35%c    2.81%     3.42%      4.03%      4.84%

Portfolio turnover rate (excluding

short-term securities)                                 31%       83%       90%        84%        68%

Total return(e)                                     13.67%    28.40%    18.12%     20.28%      8.44%


a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Dec. 31, 1998 (Unaudited).
c Adjusted to an annual basis.
d Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
e Total return does not reflect payment of a sales charge.




Fiscal period ended June 30,
Per share income and capital changes(a)

                                                            Class B                        Class Y

                                           1998(c) 1998  1997   1996   1995(b)    1998(c) 1998   1997   1996   1995(b)

Net asset value, beginning of period      $8.98  $8.04 $7.23  $6.26  $5.98      $8.98   $8.04  $7.24  $6.26   $5.98

Income from investment operations:

Net investment income (loss)                .08    .17   .19    .23    .15        .11     .24    .26    .31     .16

Net gains (losses) (both

realized and unrealized)                   1.09   1.94  1.03    .96    .26       1.09    1.94   1.02    .96     .27

Total from investment operations           1.17   2.11  1.22   1.19    .41       1.20    2.18   1.28   1.27     .43

Less distributions:

Dividends from net
investment income                          (.08)  (.17) (.19)  (.22)  (.13)      (.11)   (.24)  (.26)  (.29)   (.15)

Distributions from realized gains          (.59) (1.00) (.22)    --     --       (.59)  (1.00)  (.22)    --      --

Total distributions                        (.67) (1.17) (.41)  (.22)  (.13)      (.70)  (1.24)  (.48)  (.29)   (.15)

Net asset value, end of period            $9.48  $8.98 $8.04  $7.23  $6.26      $9.48   $8.98  $8.04  $7.24   $6.26

 Ratios/supplemental data

                                                        Class B                               Class Y

                                           1998(c) 1998  1997  1996    1995(b)    1998(c)  1998   1997   1996    1995(b)

Net assets, end of period
(in millions)                              $317   $201   $93   $47      $7         $--     $--     $--    $--     $--

Ratio of expenses to average
daily net assetse                        1.61%d  1.62% 1.65% 1.68%  1.83%d       .80%d    .79%   .74%   .73%     .84%d

Ratio of net investment income
(loss) to average daily net assets       1.57%d  2.01% 2.66% 3.05%  4.83%d      1.99%d   3.02%  3.57%  4.13%    5.84%d

Portfolio turnover rate
(excluding short-term securities)          31%    83%    90%   84%    68%         31%      83%    90%    84%      68%

Total return(f)                         13.27% 27.47% 17.27% 19.38% 7.41%      13.71%   28.43% 18.30% 20.48%    7.68%


a For a share outstanding throughout the period. Rounded to the nearest cent.
b Inception  date was  March  20,  1995.  c Six  months  ended  Dec.  31,  1998
  (Unaudited).
d Adjusted to an annual basis.
e Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
f Total return does not reflect payment of a sales charge.


Investments in Securities
IDS Utilities Income Fund, Inc.
Dec. 31, 1998 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (89.9%)
Issuer                                              Shares            Value(a)

Communications equipment & services (0.9%)
Motorola                                            100,000        $6,106,250
Northern Telecom                                    150,000(c)      7,518,750
Total                                                              13,625,000

Computers & office equipment (1.7%)
America Online                                       75,000(b)     12,000,000
Cisco Systems                                        75,000(b)      6,960,938
EQUANT                                              100,000(b,c)    6,781,250
Total                                                              25,742,188

Miscellaneous (1.3%)
American Water Works                                410,000        13,837,500
Suez Lyonnaise des Eaux                              30,000(c)      6,159,900
Total                                                              19,997,400

Utilities -- electric (35.5%)
Allegheny Energy                                    600,000        20,700,000
Black Hills Corp                                    150,000         3,956,250
Carolina Power & Light                              550,000        25,884,375
Cinergy                                             350,000        12,031,250
CMS Energy                                          700,000        33,906,250
Consolidated Edison                                 250,000        13,218,750
DPL                                                 900,000        19,462,500
DQE                                                 550,000        24,165,625
Duke Energy                                         350,000        22,421,875
Edison Intl                                         600,000        16,725,000
Endesa ADR                                          370,000(c)      9,788,905
FirstEnergy                                         500,000        16,281,250
FPL Group                                           350,000        21,568,750
GPU                                                 300,000        13,256,250
Houston Inds                                        550,000        17,668,750
LG&E Energy                                         768,000        21,744,000
MDU Resources Group                                 525,000        13,814,063
Nevada Power                                        200,000         5,200,000
New Century Energies                                575,000        28,031,250
NIPSCO Inds                                         900,000        27,393,750
Northern States Power                               500,000        13,875,000
PECO Energy                                         500,000        20,812,500
Pinnacle West Capital                               500,000        21,187,500
Public Service Enterprise Group                     300,000        12,000,000
Sierra Pacific Resources                            400,000        15,200,000
SIGCORP                                             200,000         7,137,500
Southern Co                                         400,000        11,625,000
Teco Energy                                         800,000        22,549,999
Texas Utilities                                     450,000        21,009,375
Unicom                                              500,000        19,281,250
Total                                                             531,896,967

Utilities -- gas (11.1%)
Coastal                                             600,000        20,962,500
Columbia Energy Group                               350,000        20,212,500
Consolidated Natural Gas                            100,000         5,400,000
Eastern Enterprises                                 200,000         8,750,000
El Paso Energy                                      700,000        24,368,750
Energen                                             400,000         7,800,000
Enron                                               500,000        28,531,250
New Jersey Resources                                350,000        13,825,000
NICOR                                               200,000         8,450,000
Northwest Natural Gas                               162,500         4,204,688
ONEOK                                               200,000         7,225,000
Washington Gas Light                                300,000         8,137,500
WICOR                                               400,000         8,725,000
Total                                                             166,592,188

Utilities -- telephone (39.4%)
AirTouch Communications                             450,000(b)     32,456,250
ALLTEL                                              450,000        26,915,625
Ameritech                                           950,000        60,206,250
AT&T                                                700,000        52,675,000
Bell Atlantic                                       350,000        19,884,375
BellSouth                                         1,100,000        54,862,500
Cable & Wireless Optus                            5,000,000(b,c)   10,509,500
Century Telephone Enterprises                       700,000        47,250,000
Cincinnati Bell                                     600,000        22,687,500
COLT Telecom Group ADR                              100,000(b,c,d)  5,987,500
Frontier                                            400,000        13,600,000
GTE                                                 350,000        23,603,125
Hellenic Telecommunications ADR                     500,000(b,c)   $6,625,000
Manitoba Telecom Services                           600,000(c)      7,833,921
MCI WorldCom                                      1,000,000(b)     71,749,999
SBC Communications                                  900,000        48,262,500
Sprint                                              300,000        25,237,500
U S WEST Communications Group                       900,000        58,162,500
Total                                                             588,509,045


Total common stocks
(Cost: $1,004,375,705)                                         $1,346,362,788


 Preferred stocks (3.5%)
Issuer                                               Shares            Value(a)

Intermedia Communications
   7.00% Cv Series F                                350,000        $4,900,000
MediaOne Group
   6.25% Cv                                         358,100        23,813,650
Omnipoint
   Cv                                               200,000(e)      4,475,000
SBH-Cincinnati Bell
   6.25%                                            150,000         9,937,500
Sprint
   8.25% Cv                                         112,675         9,295,688

Total preferred stocks
(Cost: $49,576,815)                                               $52,421,838


 Bonds (4.4%)

Issuer                                Coupon        Principal        Value(a)
                                        rate           amount

Mortgage-backed security (0.3%)
Federal Natl Mtge Assn
   04-01-26                             7.00%      $4,627,591      $4,721,578

U.S. government obligation (0.6%)
U.S. Treasury
   08-15-23                             6.25        7,500,000       8,381,475

Media (0.4%)
Tele-Communications
   06-15-22                             9.88        4,500,000       6,272,841

Miscellaneous (0.5%)
California Infrastructure
   Southern California Edison
      09-25-08                          6.38        7,000,000       7,371,420

Utilities -- electric (1.6%)
AES
   Cv
      08-15-05                          4.50       10,000,000      10,699,999
Hydro-Quebec
   Local Govt Guaranty Series 1989HH
      12-01-29                          8.50        5,000,000(c)    6,340,911
TU Electric Capital
   Company Guaranty
      01-30-37                          8.18        6,000,000       6,563,653
Total                                                              23,604,563

Utilities -- gas (0.2%)
Trans-Canada Pipelines
      01-01-21                          9.88        2,000,000(c)    2,659,827

Utilities -- telephone (0.8%)
Bell Atlantic Financial Services
   Cv
      04-01-03                          5.75        7,000,000       7,261,240
Bell Telephone of Pennsylvania
      03-15-33                          7.38        5,000,000       5,323,393
Total                                                              12,584,633

Total bonds
(Cost: $58,949,006)                                               $65,596,337


Short-term securities (1.9%)
Issuer                               Annualized         Amount        Value(a)
                                  yield on date     payable at
                                    of purchase       maturity


U.S. government agencies (1.1%)
Federal Home Loan Bank Disc Nt
   01-20-99                               5.07%      $2,300,000     $2,293,858
Federal Home Loan Mtge Corp Disc Nts
   01-08-99                               5.12        2,500,000      2,497,521
   01-11-99                               5.12        3,100,000      3,095,608
   02-09-99                               5.07        6,700,000      6,663,490
   02-10-99                               5.04          600,000        596,660
Total                                                               15,147,137

Commercial paper (0.8%)
Ciesco LP
   01-06-99                               5.32        4,900,000      4,896,393
Consolidated Natural Gas
   02-09-99                               5.26          600,000        596,607
Natl Australia Funding (Delaware)
   01-04-99                               5.43        4,000,000      3,998,197
Pacific Life Insurance
   01-04-99                               5.00        3,100,000      3,098,708
Total                                                               12,589,905

Total short-term securities
(Cost: $27,737,042)                                                $27,737,042

Total investments in securities
(Cost: $1,140,638,568)(f)                                       $1,492,118,005


  See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Dec. 31, 1998, the value of foreign securities represented 4.69% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(f) At Dec. 31, 1998, the cost of securities for federal income tax purposes was approximately $1,140,633,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                 $357,354,000
Unrealized depreciation                                   (5,869,000)

Net unrealized appreciation                             $351,485,000

                                                              BULK RATE
                                                             U.S. POSTAGE
                                                                 PAID
                                                             PERMIT NO. 85
                                                              SPENCER, IA
                                                            S-6342 L (2/99)

IDS Utilities Income Fund
IDS Tower 10
Minneapolis, MN 55440-0010